UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

Integral Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-28533	98-0163519
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

805 W. Orchard Drive, Suite 7
Bellingham, Washington  98225
(Address of principal executive offices)

Registrant’s telephone number, including area code: (360) 752-1982

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On June 9, 2014, the Board of Directors approved the dismissal of Smythe Ratcliffe LLP (“Smythe Ratcliffe”) as the Company’s independent registered public accountant.

Smythe Ratcliffe’s reports on the Company's financial statements for the fiscal years ended June 30, 2013 and 2012  contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no reports of Smythe Ratcliffe on the financial statements of the Company for either of the past two years and through June 9, 2014 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s  two most recent fiscal years ended June 30, 2013 and 2012, and through June 9, 2014, (i) there have been no disagreements between the Company and Smythe Ratcliffe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Smythe Ratcliffe would have caused Smythe Ratcliffe to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial  statements for such years and (ii) Smythe Ratcliffe did not advise the Company of any events requiring reporting in this Current Report on Form 8-K under item 304(a)(1) of Regulation S-K.

The Company has provided Smythe Ratcliffe with a copy of this Form 8-K and requested that Smythe Ratcliffe provide the Company with a letter addressed to the Securities and Exchange Commission  stating whether or not Smythe Ratcliffe agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

(b) Newly Appointed Independent Registered Public Accountant

On June 9, 2014, the Board of Directors approved the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm to perform independent audit services for the year ending June 30, 2014.  During the Company’s  years ending June 30, 2013 and 2012 and through June 9, 2014, neither the Company, nor anyone on its behalf, consulted Baker Tilly regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Smythe Ratcliffe LLP, dated June 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 13, 2014

INTEGRAL TECHNOLOGIES, INC.

		By:	/s/Doug Bathauer
Doug Bathauer
Chief Executive Officer